UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2004

Mercury Interactive Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-22350	77-0224776

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

379 North Whisman Road, Mountain View, California 94043
(Address of Principal Executive Offices)

                               (650) 603-5200
(Registrant’s Telephone Number, Including Area Code)

Items 5. Other Events

On May 12, 2004, Mercury Interactive Corporation issued a press release announcing that it had signed a definitive agreement to acquire Appilog, Inc. A copy of the press release is furnished as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press release of Mercury Interactive Corporation dated May 12, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2004	MERCURY INTERACTIVE CORPORATION

By:	/s/ Susan J. Skaer
Name:	Susan J. Skaer Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mercury Interactive Corporation issued on May 12, 2004 announcing that it had signed a definitive agreement to acquire Appilog, Inc.